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                                                                    EXHIBIT 99.1

                          (Arthur Andersen Letterhead)


August 13, 2001



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read the five paragraph(s) of Item 4 included in the Form 8-K dated August 13, 2001 of Holley Performance Products, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein in sofar as they relate to our firm.

Very truly yours,

/s/ Arthur Andersen LLP
Arthur Andersen LLP





cc: Mr. A. Bruce Reynolds, CFO, Holley Performance Products, Inc.